Filed Pursuant to Rule 497(e)
Registration No. 333-11283

SUNAMERICA SERIES, INC. (“SunAmerica Series”)

Focused Dividend Strategy Portfolio (the “Portfolio”)

Supplement dated June 5, 2013

to the Prospectus dated February 28, 2013,

as supplemented and amended to date

Effective immediately, the Prospectus is hereby amended as set forth below.

On page 18 of the Prospectus, under the heading “Principal Investment Strategies and Techniques of the Portfolio,” the third and fourth paragraphs are hereby deleted in their entirety and replaced with the following:

“The Portfolio will select up to thirty high dividend yielding common stocks, which will be evaluated and adjusted at the discretion of the portfolio manager on an annual basis. The first ten stocks selected will represent the ten highest yielding stocks within the Dow Jones Industrial Average. The next twenty stocks will be selected from the Russell 1000 Index, although stocks in the financials and utilities sectors will generally be excluded from this twenty stock selection process. Certain stocks in the Russell 1000 Index may also be excluded as a result of liquidity screens applied during the selection process. The selection criteria used to select stocks for the twenty stock portion of the Portfolio will generally include dividend yield as well as a combination of factors that relate to profitability and valuation. Selections for the Portfolio may include securities of foreign issuers, but such securities may not exceed 20% of the Portfolio at the time of the annual rebalancing. While the securities selection process will take place on an annual basis, the portfolio manager may, from time to time, substitute certain securities for those selected for the Portfolio or reduce the position size of a portfolio security in between the annual rebalancings, under certain limited circumstances. These circumstances will generally include where a security held by the Portfolio no longer meets the dividend yielding criteria, when the value of a security becomes a disproportionately large percentage of the Portfolio’s holdings, or when the size of the Portfolio’s position in the security has the potential to create market liquidity or other issues in connection with the annual rebalancing or efficient management of the Portfolio, each in the discretion of the portfolio manager.

The annual consideration of the stocks that meet the selection criteria will take place on or about the end of the Focused Dividend Strategy Portfolio’s fiscal year (October 31). Immediately after the Portfolio buys and sells stock in connection with the Portfolio’s annual rebalancing, it will hold approximately an equal value of each of the thirty stocks. In other words, the Focused Dividend Strategy Portfolio will invest about 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser will generally invest additional funds in the pre-selected stocks based on each stock’s respective percentage of the Portfolio’s assets at the time.”

In addition, on page 41 of the Prospectus, under the heading “More Information About the Portfolios,” in the subsection “What other types of securities may the Portfolio normally invest in as part of efficient portfolio management and which may produce some income?,” the following types of securities are hereby added with respect to the Portfolio:

•	Futures
•	Exchange-traded funds

In addition, on page 41 of the Prospectus, under the heading “More Information About the Portfolios,” in the subsection “What risks may affect the Portfolio?,” the following types non-principal risks are hereby added with respect to the Portfolio:

•	Futures contracts
•	Exchange-traded funds

In addition, on page 44 of the Prospectus, under the heading “More Information About the Portfolios,” in the subsection “Glossary—Investment and Other Terminology,” the following sentence is hereby added to the term “Exchange-traded funds (“EFTs”):

“The Focused Dividend Strategy Portfolio will generally invest in ETFs in order to increase its investment exposure pending investment of cash by allowing the Portfolio’s cash assets to perform more like securities, while maintaining liquidity.”

In addition, on page 45 of the Prospectus, under the heading “More Information About the Portfolios,” in the subsection “Glossary—Investment and Other Terminology,” the term “Options and futures” is hereby deleted in its entirety and the following is hereby added to this subsection:

“A futures contract, a type of derivative security, is a standardized contract, traded on a futures exchange, to buy or sell a certain underlying instrument at a certain date in the future, at a specified price. An index futures contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the index between the time when a Portfolio enters into and closes out an index futures contract, the Portfolio realizes a gain or loss.

Options are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.”

In addition, on page 46 of the Prospectus, under the heading “More Information About the Portfolios,” in the subsection “Glossary—Risk Terminology,” the following terms are hereby added to this subsection:

“Exchange-traded funds: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF typically represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF.

Futures contracts: The price volatility of futures contracts has been historically greater than that for traditional securities such as stocks and bonds. The risks associated with a Portfolio’s use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying instrument that it is designed to track (e.g., an equity index); (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (iii) if the Portfolio has insufficient cash to meet margin requirements, the Portfolio may need to sell other investments, including at disadvantageous times; and (iv) although the Portfolio will generally purchase only exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the Portfolio may be unable to close out its futures contracts at a time which is advantageous.”

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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